EXHIBIT 4.1








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                    VECTREN UTILITY HOLDINGS, INC., AS ISSUER
                     INDIANA GAS COMPANY, INC., AS GUARANTOR
             SOUTHERN INDIANA GAS AND ELECTRIC COMPANY, AS GUARANTOR
               VECTREN ENERGY DELIVERY OF OHIO, INC., AS GUARANTOR
                                       AND
                U.S. BANK TRUST NATIONAL ASSOCIATION, AS TRUSTEE

                              --------------------

                           GUARANTEED DEBT SECURITIES
                                    INDENTURE
                        DATED AS OF              , 2001

                              --------------------



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



                              CROSS-REFERENCE TABLE

                                                               INDENTURE
 TIA SECTION                                                    SECTION
 -----------                                                   ---------
 Section 310 (a)(1) ............................................7.10
        (a)(2)..................................................7.10
        (a)(3)..................................................N.A.
        (a)(4)..................................................N.A.
        (a)(5)..................................................7.08
        (b)  ...................................................7.08; 7.10
        (c)  ...................................................N.A.
 Section 311 (a)  ..............................................7.11
        (b)  ...................................................7.11
        (c)  ...................................................N.A.
 Section 312 (a)  ..............................................2.06
        (b)  ...................................................11.02
        (c)  ...................................................11.02; 11:03
 Section 313 (a)  ..............................................7.06
        (b)(1)..................................................N.A.
        (b)(2)..................................................7.06
        (c)  ...................................................7.06; 11.02
        (d)  ...................................................7.06
 Section 314 (a)  ..............................................4.06; 11.02
        (b)  ...................................................N.A.
        (c)(1)..................................................11.04
        (c)(2)..................................................11.04
        (c)(3)..................................................8.04; 8.05
        (d)  ...................................................N.A.
        (e)  ...................................................11.05
        (f)  ...................................................N.A.
 Section 315 (a)  ..............................................7.01(a); 7.01(b)
        (b)  ...................................................7.05; 11.02
        (c)  ...................................................7.01(a)
        (d)  ...................................................7.01(c)
        (e)  ...................................................6.11
 Section 316 (a)(last sentence)....................................  2.10
        (a)(1)(A)...............................................6.05
        (a)(1)(B)...............................................6.04
        (a)(2)..................................................N.A.
        (b)  ...................................................6.07
        (c)  ...................................................9.04
 Section 317 (a)(1).............................................6.08
        (a)(2)..................................................6.09
        (b)  ...................................................2.05
 Section 318 (a)  ..............................................11.01

---------------
N.A. means Not Applicable.
NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 RECITALS OF THE COMPANY.......................................................1

 ARTICLE   1     Definitions and Incorporation by Reference....................1
   Section 1.01. Definitions...................................................1
   Section 1.02. Incorporation by Reference on Trust Indenture Act.............7
   Section 1.03. Rules of Construction.........................................8

 ARTICLE   2     The Securities................................................9
   Section 2.01. Form of Securities............................................9
   Section 2.02. Title and Terms...............................................9
   Section 2.03. Execution and Authentication.................................12
   Section 2.04. Registrar and Paying Agent...................................14
   Section 2.05. Paying Agent to Hold Money In Trust..........................14
   Section 2.06. Securityholder Lists.........................................15
   Section 2.07. Transfer and Exchange........................................15
   Section 2.08. Replacement Securities.......................................17
   Section 2.09. Outstanding Securities.......................................17
   Section 2.10. Treasury Securities..........................................18
   Section 2.11. Temporary Securities.........................................18
   Section 2.12. Cancellation.................................................18
   Section 2.13. Defaulted Interest...........................................18
   Section 2.14. Persons Deemed Owners........................................19

 ARTICLE   3A     Redemption..................................................19
   Section 3A.01. Right of Redemption.........................................19
   Section 3A.02. Applicability of Article....................................19
   Section 3A.03. Election to Redeem; Notice to Trustee.......................19
   Section 3A.04. Selection by Trustee of Securities to be Redeemed...........20
   Section 3A.05. Notice of Redemption........................................20
   Section 3A.06. Deposit of Redemption Price.................................21
   Section 3A.07. Securities Payable on Redemption Date.......................21
   Section 3A.08. Securities Redeemed in Part.................................21

 ARTICLE   3B     Sinking Fund................................................22
   Section 3B.01. Sinking Fund Payments.......................................22
   Section 3B.02. Satisfaction of Sinking Fund Payments with Securities.......22
   Section 3B.03. Redemption of Securities for Sinking Fund...................22

 ARTICLE   4     Covenants....................................................23
   Section 4.01. Payment of Securities........................................23
   Section 4.02. Maintenance of Office or Agency..............................23
   Section 4.03. Corporate Existence..........................................24
   Section 4.04. Reserved.....................................................24
   Section 4.05. Compliance Certificate.......................................24
   Section 4.06. SEC Reports..................................................24
   Section 4.07. Waiver of Stay, Extension or Usury Laws......................25
   Section 4.08. Restrictions on Liens........................................25
   Section 4.09. Restrictions on Sales and Leasebacks.........................26



 ARTICLE   5     Successor Corporation........................................27
   Section 5.01. When Company And The Guarantors May Merge, etc...............27
   Section 5.02. Successor Corporation Substituted............................28

 ARTICLE   6     Default and Remedies.........................................28
   Section 6.01. Events of Default............................................28
   Section 6.02. Acceleration.................................................29
   Section 6.03. Other Remedies...............................................30
   Section 6.04. Waiver of Past Defaults......................................30
   Section 6.05. Control by Majority..........................................31
   Section 6.06. Limitation on Suits..........................................31
   Section 6.07. Rights of Holders to Receive Payment.........................31
   Section 6.08. Collection Suit by Trustee...................................32
   Section 6.09. Trustee May File Proofs of Claim.............................32
   Section 6.10. Priorities...................................................32
   Section 6.11. Undertaking for Costs........................................33

 ARTICLE   7     Trustee......................................................33
   Section 7.01. Duties of Trustee............................................33
   Section 7.02. Rights of Trustee............................................34
   Section 7.03. Individual Rights of Trustee.................................35
   Section 7.04. Trustee's Disclaimer.........................................35
   Section 7.05. Notice of Defaults...........................................35
   Section 7.06. Reports by Trustee to Holders................................36
   Section 7.07. Compensation and Indemnity...................................36
   Section 7.08. Replacement of Trustee.......................................36
   Section 7.09. Successor Trustee by Merger, etc.............................37
   Section 7.10. Eligibility; Disqualification................................38
   Section 7.11. Preferential Collection of Claims Against Company............38

 ARTICLE   8     Defeasance, Covenant Defeasance, Satisfaction and Discharge..38
   Section 8.01. Applicability of Article; Company's Option to Effect
                        Defeasance or Covenant Defeasance.....................38
   Section 8.02. Defeasance and Discharge.....................................39
   Section 8.03. Covenant Defeasance..........................................39
   Section 8.04. Conditions to Defeasance or Covenant Defeasance..............40
   Section 8.05. Deposited Money and U.S. Government Obligations to be
                        Held in Trust; Other Miscellaneous Provisions.........41
   Section 8.06. Satisfaction and Discharge of Indenture......................42
   Section 8.07. Application of Trust Money...................................43
   Section 8.08. Repayment to Company.........................................44
   Section 8.09. Reinstatement................................................44


 ARTICLE   9     Amendments, Supplements and Waivers..........................43
   Section 9.01. Without Consent of Holders...................................43
   Section 9.02. With Consent of Holders......................................44
   Section 9.03. Compliance with Trust Indenture Act..........................45
   Section 9.04. Revocation and Effect of Consents............................45
   Section 9.05. Notation On or Exchange of Securities........................46
   Section 9.06. Trustee to Sign Amendments, etc..............................46

 ARTICLE   10     Guarantee of Securities.....................................46
   Section 10.01. Unconditional Guarantee.....................................46
   Section 10.02. Execution of Guarantee......................................49
   Section 10.03. Execution of Guarantee......................................44

 ARTICLE   11     Miscellaneous...............................................50
   Section 11.01. Trust Indenture Act Controls................................50
   Section 11.02. Notices.....................................................50
   Section 11.03. Communications by Holders With Other Holders................51
   Section 11.04. Certificate and Opinion as to Conditions Precedent..........51
   Section 11.05. Statements Required in Certificate or Opinion...............51
   Section 11.06. Rules by Trustee, Paying Agent, Registrar...................52
   Section 11.07. Legal Holidays..............................................52
   Section 11.08. Governing Law...............................................52
   Section 11.09. No Adverse Interpretation of Other Agreements...............52
   Section 11.10. No Recourse Against Others..................................52
   Section 11.11. Successors..................................................52
   Section 11.12. Duplicate Originals.........................................53
   Section 11.13. Separability................................................53
   Section 11.14. Action of Holders when Securities are Denominated in
                        Different Currencies..................................53
   Section 11.15. Monies of Different Currencies to be Segregated.............53
   Section 11.16. Payment to be in Proper Currency............................53

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NOTE: This Table of Contents shall not, for any purpose,  be deemed to be a part of this Indenture.

          INDENTURE, dated as of ______________, 2001 among Vectren Utility Holdings, Inc., an Indiana corporation (the "Company") and Indiana Gas Company, Inc., an Indiana corporation and an Ohio corporation ("Indiana Gas"), Southern Indiana Gas and Electric Company, an Indiana corporation ("SIGECO") and Vectren Energy Delivery of Ohio, Inc., an Ohio corporation ("VEDO"), (Indiana Gas, SIGECO and VEDO are referred to herein collectively as the "Guarantors") and U.S. Bank Trust National Association ("Trustee").

                             RECITALS OF THE COMPANY

          The Company and the Guarantors have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company's unsecured notes, debentures or other evidences of indebtedness of the Company (collectively, the "Securities"), to be issued from time to time in one or more series (a "Series") and the Guarantees (as hereinafter defined) as provided in this Indenture and as shall be provided, in respect of any Series and the Guarantees, in or pursuant to the Authorizing Resolutions hereinafter referred to and/or in the indenture supplemental hereto (if any) relating to such Series and the Guarantees.

                                    ARTICLE 1

                   Definitions and Incorporation by Reference

 Section 1.01. Definitions.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Registrar, Paying Agent or co-Registrar.

          "Attributable Debt" means, with respect to any Sale and Leaseback Transaction as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligations of the lessee under such lease for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the Company, be extended).

          "Authorizing Resolution" means a Board Resolution providing for the issuance of a Series of Securities.

          "Bankruptcy Law" shall have the meaning provided in Section 6.01.

          "Board of Directors" of any corporation means the board of directors of such corporation or any duly authorized committee of the board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantors to have been duly adopted by the Board of Directors of the Company or the Guarantors, as applicable, and to be in full force and effect on the date of such certification,  and  delivered  to the  Trustee  (except as  provided in Section
2.03).

          "Business Day" means a day that is not a Legal Holiday.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person other than Mandatory Redemption Preferred Stock.

          "Capitalized Lease Obligation" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

          "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by two Officers of the Company or by an Officer and the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee in respect of the Series to which the Company Request or Company Order shall relate.

          "Consolidated Net Tangible Assets" means the total assets appearing on a consolidated balance sheet of the Company and its Subsidiaries less, without duplication: (i) current liabilities; (ii) reserves for estimated rate refunds pending the outcome of a rate proceeding to the extent such refunds have not been finally determined; (iii) all intangible assets; and (iv) deferred income tax assets.

          "Consolidated Subsidiary" means a Subsidiary which for financial reporting purposes is accounted for by the Company as a consolidated subsidiary.

          "Corporate Trust Office" or other similar term means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 180 East Fifth Street, Suite 200, St. Paul, Minnesota 55101, Attention: Richard Prokosch, Fax: 651-244-0711; the Trustee will notify the Company of any change thereof.

          "Covenant Defeasance" shall have the meaning provided in Section 8.03.

          "Custodian" shall have the meaning provided in Section 6.01.

          "Default" means any event which is, or after notice or passage of time or both would become, an Event of Default.

          "Defeasance" shall have the meaning provided in Section 8.02.

          "Depository" means, with respect to the Securities of any Series issuable or issued in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 2.02, initially The Depository Trust Company, until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Depository" shall mean or include each Person who is then a Depository hereunder, and, if at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such Series shall mean the Depository with respect to the Global Securities of such Series.

          "Event of Default" shall have the meaning provided in Section 6.01.

          "Extendible Securities" means Securities of any Series issued hereunder the final maturity of which is extendible for a stated period of time, as shall be provided in, or pursuant to, the Authorizing Resolutions and/or supplemental indenture (if any) relating to such Series.

          "Funded Debt" means all Indebtedness maturing one year or more from the date of the creation thereof, all Indebtedness directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof, and all Indebtedness under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more, even though such Indebtedness may also conform to the definition of Short-Term Borrowing.

          "Global Security" means a Security evidencing all or a part of a Series of Securities issued to and registered in the name of the Depository for such Series, or its nominee, in accordance with Section 2.02, and bearing the legend prescribed in Section 2.03.

          "Guarantees" means the Guarantors' unconditional guarantees of the payment of the amounts owed with respect to the Securities as more fully described in Article 10 hereof.

          "Guarantor" or "Guarantors" means the Person or Persons named as the "Guarantors" in the first paragraph of this instrument together with any additional Person who shall execute a supplemental indenture pursuant to which it shall guarantee under this Indenture any Securities, in each case until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Guarantors shall include such successor corporation.

          "Holder" or "Securityholder" means, with respect to any Security, the Person in whose name such Security is registered on the Security Register.

          "Indebtedness" means (i) any liability of any Person (a) for borrowed money, (b) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, (c) for the payment of money relating to a Capitalized Lease Obligation, or (d) in respect of acceptances or letters of credit or similar instruments issued or created for the account of such Person; (ii) all preferred stock of any Person that is redeemable other than at the option of such Person; (iii) any guarantee by any Person of any liability or preferred stock of others described in the preceding clauses (i) or
(ii); and (iv) any amendment, renewal, extension or refunding of any liability or preferred stock of the types referred to in clauses (i), (ii) or (iii) above.

          "Indenture" means this Indenture as amended or supplemented from time to time and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.

          "Interest Payment Date" means, for any Series of Securities issued and outstanding hereunder, the date or dates in each year on which any interest on such Series is due and payable.

          "Legal Holiday" shall have the meaning provided in Section 11.07.

          "Lien" means any mortgage, lien, pledge, charge, or other security interest or encumbrance of any kind.

          "Mandatory Redemption Preferred Stock" means, with respect to any Person, any and all shares of preferred stock of such Person now outstanding or hereafter issued, subject to mandatory redemption provisions or provisions relating to repayment at the option of the holders thereof.

          "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Maturity Date" means the date specified in each Security on which the principal thereof is due and payable in full.

          "Officer" means the Principal Executive Officer, Principal Financial Officer or Principal Accounting Officer of the Company or a Guarantor, as applicable.

          "Officers' Certificate" means a certificate signed by two Officers or by an Officer and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

          "Original Issue Date" means the date on which a Security is issued to the original purchaser thereof, as specified in such Security.

          "Original Issue Discount Securities" means Securities which provide for an amount less than 100% of the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 6.02.

          "Paying Agent" shall have the meaning provided in Section 2.04, except that for the purposes of Article 8, the Paying Agent shall not be the Company or any Subsidiary.

          "Person"  means  any  individual,   corporation,   partnership,  joint
venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "Principal" of a Security means the principal of such Security plus, when appropriate, the premium, if any, on such Security.

          "Principal Domestic Property" shall mean any property, plant, equipment or facility of the Company or a Guarantor as applicable which is located in the United States or any territory or political subdivision thereof, except any property which the Board of Directors or management of the Company or a Guarantor as applicable determines is not material to the business or operations of the Company or a Guarantor and its Subsidiaries, taken as a whole.

          "Redeemable Securities" means Securities of any Series which may be redeemed, at the option of the Company, prior to their Stated Maturity, on the terms specified in or pursuant to the Authorizing Resolutions and/or supplemental indenture relating to such Series and in accordance with Article 3A herein.

          "Redemption Date" when used with respect to any Security of any Series to be redeemed means the date fixed for such redemption by or pursuant to the provisions of such Security, this Indenture and the Authorizing Resolutions and/or supplemental indenture (if any) relating to such Security.

          "Redemption Price" when used with respect to any Security of any Series to be redeemed means the price at which it is to be redeemed pursuant to the provisions of such Security, this Indenture and the Authorizing Resolutions and/or supplemental indenture relating to such Security.

          "Registrar" shall have the meaning provided in Section 2.04.

          "Regular Record Date" means, for the interest payable on any Interest Payment Date in respect of any Series of Securities, except as provided in, or pursuant to, the Authorizing Resolutions and/or supplemental indenture (if any) relating thereto, the day (whether or not a Business Day) that is fifteen days preceding the applicable Interest Payment Date.

          "Required Currency" shall have the meaning provided in Section 11.16.

          "Sale and Leaseback  Transaction"  shall have the meaning  provided in
Section 4.09.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means the debt securities, as amended or supplemented from time to time pursuant to the terms of this Indenture, of the Company of any Series that are issued under this Indenture.

          "Security Register" shall have the meaning provided in Section 2.04.

          "Series" means, with respect to Securities issued hereunder, the Securities issued pursuant to any particular Authorizing Resolutions and/or supplemental indenture (if any), subject to the right of the Board of Directors to specify in such Authorizing Resolutions and/or supplemental indenture (if any) that such Securities shall constitute more than one Series.

          "Short-Term Borrowing" means all Indebtedness in respect of borrowed money maturing on demand or within one year from the date of the creation thereof and not directly or indirectly renewable or extendible, at the option of the debtor, by its terms or by the terms of any instrument or agreement relating thereto, to a date one year or more from the date of the creation thereof; provided, that Indebtedness in respect of borrowed money arising under a revolving credit or similar agreement which obligates the lender or lenders to extend credit over a period of one year or more shall constitute Funded Debt and not Short-Term Borrowing even though the same matures on demand or within one year from the date as of which such Short-Term Borrowing is to be determined.

          "Significant   Subsidiary"   means   a   Subsidiary,   including   its
Subsidiaries, which meets any of the following conditions:

          (a) the Company's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of any two of the three most recently completed fiscal years; or

          (b) the Company's and its other Subsidiaries' proportionate share of the total assets of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of any two of the three most recently completed fiscal years; or

          (c) the Company's and its other Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the Subsidiary exceeds 10 percent of such income of the Company and its Subsidiaries consolidated as of the end of any two of the three most recently completed fiscal years.

          "Sinking Fund" means, with respect to any Sinking Fund Securities, a sinking fund provided for in Article 3B.

          "Sinking Fund Securities" means Securities of any Series which are required to be redeemed from time to time prior to the Stated Maturity thereof in whole or in part under a Sinking Fund, on the terms specified in the Authorizing Resolutions and/or supplemental indenture (if any) relating to such Series and in accordance with Article 3B herein.

          "Special Record Date" shall have the meaning provided in Section 2.13.

          "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsequent  Guarantor"  shall have the  meaning  provided  in Section
10.03.

          "Subsidiary" means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by the Company and a Subsidiary (or Subsidiaries) of the Company or by a Subsidiary (or Subsidiaries) of the Company or (ii) any other Person (other than a corporation) in which the Company, a Subsidiary (or Subsidiaries) of the Company or the Company and a Subsidiary (or Subsidiaries) of the Company, directly or indirectly, at the date of determination thereof has at least majority ownership interest; provided, that no corporation shall be deemed a Subsidiary until the Company, a Subsidiary (or Subsidiaries) of the Company or the Company and a Subsidiary (or Subsidiaries) of the Company acquires more than 50% of the outstanding voting stock thereof and has elected a majority of its Board of Directors.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa77bbbb) as in effect on the date of this Indenture except as provided in
Section 9.03.

          "Transfer" shall have the meaning provided in Section 10.02.

          "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means and includes the Person or each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

          "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "U.S.  Government  Obligations"  shall have the  meaning  provided  in
Section 8.04.

          "Yield to Maturity" means, with respect to any Series of Securities, the yield to maturity thereof, calculated at the time of issuance thereof, or, if applicable, at the most recent redetermination of interest thereon, and calculated in accordance with accepted financial practice.

Section 1.02. Incorporation by Reference of Trust Indenture Act.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC;

          "indenture securities" means the Securities;

          "indenture security holder" means a Securityholder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the indenture securities means the Company or a Guarantor or any other obligor on the Securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

Section 1.03. Rules of Construction.

          Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect in the United States, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect in the United States;

          (3) "or" is not exclusive;

          (4) words in the singular include the plural, and words in the plural include the singular;

          (5) provisions apply to successive events and transactions;

          (6) "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (7) "include," "included," and "including" as used herein shall be deemed in each case to be followed by the phrase "without limitation."

                                    ARTICLE 2

                                 The Securities

Section 2.01. Form of Securities.

          The Securities of each Series shall be in substantially the forms as shall be specified in, or pursuant to, the Authorizing Resolutions and/or in the indenture supplemental hereto (if any) relating to such Series, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the said Authorizing Resolutions and/or supplemental indenture (if any).

          The definitive Securities of each Series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities and the Guarantees may be listed, or, if they shall not be listed on any securities exchange, in any other manner consistent herewith, all as shall be determined by the officers executing such Securities and the Guarantees, as evidenced by their execution of such Securities and the Guarantees. The Securities and the Guarantees may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and the Guarantees and the Guarantors shall approve the form of the Guarantees and, in each case, any notation, legend or endorsement on them.

          The terms and provisions contained in the Securities and the Guarantees in such forms as specified in the Authorizing Resolutions and/or supplemental indenture (if any) relating thereto, shall constitute, and are hereby expressly made, a part of this Indenture.

Section 2.02. Title and Terms.

          The   aggregate   principal   amount  of   Securities   which  may  be
authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more Series. The terms of each Series shall be as provided in an Authorizing Resolutions and/or supplemental indenture (if any) or shall be determined in the manner specified therein. The terms to be specified in respect of each Series in the Authorizing Resolutions and/or supplemental indenture (if any), or by such Person and/or procedures as shall be provided therein, shall include the following:

          (1) the  title  of   the  Securities  of  such  Series,   which  shall
distinguish such Series from all other Series;

          (2) any limit upon the aggregate principal amount of the Securities of such Series which may be authenticated and delivered under this Indenture (except for Securities of such Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 2.07, 2.08, 2.11, 3A.08 or 9.05);

          (3) the date or dates on which the principal of the Securities of such Series is payable, and, if the Series shall be Extendible Securities, the terms on which the Company or any other Person shall have the option to extend the Maturity of such Securities and the rights, if any, of the Holders to require early repayment of the Securities;

          (4) the rate or rates at which the Securities of such Series shall bear interest, if any (whether floating or fixed), the provisions, if any, for determining such interest rate or rates and adjustments thereto, the date or dates from which such interest shall accrue or the method for determining such date or dates, the Interest Payment Dates therefor and the Regular Record Dates for the determination of Holders of the Securities of such Series to whom interest is payable and the basis upon which interest, if any, shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (5) the place or places where the principal of, premium, if any, and interest on Securities of such Series shall be payable (if other than as provided in Section 4.02), where Securities of such Series may be surrendered for registration of transfer or exchange and where notices or demands to or upon the Company in respect of Securities of such Series and this Indenture may be served;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which the Securities of such Series may be re deemed, in whole or in part, at the option of the Company, pursuant to a Sinking Fund or otherwise;

          (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of such Series, in whole or in part, pursuant to a Sinking Fund or otherwise or at the option of a Holder thereof, and the price or prices at which, the period or periods within which and the terms and conditions upon which such redemption, purchase or repayment shall be made;

          (8) any deletions from, modifications of or additions to the Events of Default provided for herein with respect to the Securities of such Series, and any deletions from, modifications of or additions to the covenants or obligations provided for herein of the Company to the Holders of the Securities of such Series;

          (9) if less than 100% of the principal amount of the Securities of such Series is payable on acceleration under Section 6.02 or in bankruptcy under
Section 6.09 at any time, a schedule of or the manner of computing the amounts which are so payable from time to time;

          (10) the form of the Securities of such Series, including whether the Securities of such Series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository with respect to such Global Security or Securities and the circumstances under which any Global
Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depository or its nominee, if other than as set forth in Section 2.07;

          (11) if other than United States dollars, the currency or currencies in which payment of the principal of or premium, if any, or interest, if any, on the Securities of such Series shall be payable;

          (12) if the principal of or premium, if any, or interest, if any, on the Securities of such Series is to be payable, at the election of the Company or a Holder thereof, in a currency or currencies other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (13) if the amount of payments of principal of or premium, if any, or interest, if any, on the Securities of such Series may be determined with reference to an index based on a currency or currencies other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

          (14) whether and under what circumstances the Company will pay any additional amounts on the Securities of such Series in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem the Securities of such Series in lieu of making such payment;

          (15) any provision relating to the issuing of the Securities of such Series as Original Issue Discount Securities (including, without limitation, the issue price thereof, the rate or rates at which such original issue discount, if any, shall accrue and the date or dates from or to which, or period or periods during which, such original issue discount shall accrue at such rate or rates);

          (16) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of such Series shall be issued;

          (17) whether either or both of Defeasance or Covenant Defeasance shall apply to the Securities of such Series and terms, conditions or limitations which may be imposed in connection therewith in addition to those contained in
Article 8; and

          (18) any other terms of the Securities of such Series; provided, that such other terms shall not conflict with any express terms of any other Series of Securities which shall be issued and outstanding.

          Any Series of Securities may be reopened and additional Securities of such Series may be issued without the consent of the Holders of such Series.

          All Securities of any one Series shall be substantially identical in form except as to denomination and except as may be otherwise provided in and pursuant to the Authorizing Resolutions and/or supplemental indenture (if any) relating thereto. All Securities and Guarantees of any one Series need not be issued at the same time and may be issued from time to time, consistent with this Indenture, if so provided by or pursuant to such Authorizing Resolutions and/or supplemental indenture (if any) relating thereto.

          Any such Authorizing Resolutions with respect to the Securities of any Series and Guarantees filed with the Trustee on or before the initial issuance of the Securities of such Series and Guarantees shall be incorporated herein by reference with respect to Securities of such Series and Guarantees and shall thereafter be deemed to be a part of this Indenture for all purposes relating to the Securities of such Series and Guarantees as if such Authorizing Resolutions were set forth herein in full.

Section 2.03. Execution and Authentication.

          The Securities shall be executed on behalf of the Company and the Guarantees endorsed thereon shall be executed on behalf of the Guarantors, respectively, by two Officers or an Officer and the Secretary.

          If an Officer or a Secretary whose signature is on a Security or Guarantee no longer holds that office at the time the Trustee authenticates the Security, the Security and such Guarantee shall be valid nevertheless.

          The Security and Guarantees endorsed thereon shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security and Guarantees have been properly executed and, if applicable, authenticated under this Indenture.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Trustee, and with Guarantees endorsed thereon and executed by the Guarantors, together with a Company Order for the authentication and delivery of such Securities. The Company Order may provide that the Securities which are the subject thereof shall be authenticated and delivered by the Trustee upon the telephonic, written or other order of Persons designated in the Company Order, and that such Persons are authorized to specify the terms and conditions of such Securities, to the extent permitted by the Authorizing Resolutions and/or supplemental indenture (if any) relating thereto. The Trustee shall execute and deliver the supplemental indenture (if any) relating to said Securities and the Trustee shall authenticate and deliver said Securities as specified in such Company Order; provided that, prior to authentication and delivery of the first Securities of any Series, the Trustee shall have received:

          (1) a copy of the Authorizing Resolutions, with a copy of the form of Security and the Guarantees approved thereby attached thereto, or a supplemental indenture in respect of the issuance of the Securities of the Series and the Guarantees, executed on behalf of the Company and the Guarantors, as applicable;

          (2) an Officers' Certificate to the effect that the Securities of such Series comply or will comply with the requirements of this Indenture and the said Authorizing Resolutions and/or supplemental indenture (if any);

          (3) an Opinion of Counsel: (a) to the effect that (i) the Securities of such Series and the Guarantees, the Authorizing Resolutions and/or the supplemental indenture (if any) relating thereto comply or will comply with the requirements of this Indenture, and (ii) the Securities of such Series and the Guarantees, when authenticated, if applicable, and delivered by the Trustee in accordance with the said Company Order, will constitute valid and binding obligations of the Company and the Guarantors, as applicable, enforceable in accordance with their terms, subject to (A) bankruptcy and other laws affecting creditors' rights generally as in effect from time to time, (B) limitations of generally applicable equitable principles and (C) other exceptions acceptable to the Trustee and its counsel; and (b) relating to such other matters as may reasonably be requested by the Trustee or its counsel; and

          (4) if the Securities to be issued are Original Issue Discount Securities, an Officers' Certificate setting forth the Yield to Maturity for the Securities or other information sufficient to compute amounts due on acceleration, or specifying the manner in which such amounts are to be determined, pro vided that such Yield to Maturity and other facts are not specified in the form of the Securities.

          Subject to Section 7.01 hereof, the Trustee shall be fully protected in relying upon the documents delivered to it as provided above in connection with the issuance of any Series of Securities.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 2.03 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by a committee of its Trust Officers shall determine that such action would expose the Trustee to liability to Holders of previously issued and outstanding Securities.

          Each Security shall be dated the date of its authentication unless otherwise specified in the Authorizing Resolutions and/or supplemental indenture relating thereto.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company

          The Securities of each Series shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof, or in such other currencies or denominations as may be specified in, or pursuant to, the Authorizing Resolutions and/or supplemental indenture (if any) relating to the Series.

          If Securities of any Series are to be issued in the form of one or more Global Securities, then the Company shall deliver such Global Security or Securities executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Global Security or Securities, and the Trustee shall, in accordance with this Section 2.03 and such Company Order, authenticate and deliver such Global Security or Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such Series to be issued in the form of such Global Security or Securities and not yet cancelled, (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until this Security is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or its nominee to a successor Depository or its nominee."

          Each Depository designated must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

Section 2.04. Registrar and Paying Agent.

          The  Company  shall  cause  to  be  kept  a  register  (the  "Security
Register") at an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and the Trustee shall have the right to inspect the Security Register at all reasonable times and to obtain copies thereof. If the Registrar shall not be the Trustee in respect of any Series, the Company shall promptly notify the Registrar as to the amounts and terms of each Security of such Series which shall be authenticated and delivered hereunder, and as to the names in which such Securities shall be registered. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07.

          The Company initially appoints the Trustee as Registrar and Paying Agent.

Section 2.05. Paying Agent to Hold Money In Trust.

          Each   Paying   Agent   shall  hold  in  trust  for  the   benefit  of
Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so the Paying Agent shall have no further liability for the money.

Section 2.06. Securityholder Lists.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list furnished to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee ten days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities of any Series and the Company shall otherwise comply with Section 312(a) of the TIA.

          The Trustee shall be entitled to rely upon a certificate of the Registrar, the Company or such other Paying Agent, as the case may be, as to the names and addresses of the Holders of Securities of any Series and the principal amounts and serial numbers of such Securities.

Section 2.07. Transfer and Exchange.

          When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of the same Series and Stated Maturity of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request, and the Guarantors shall each execute the Guarantees endorsed on such Securities. No service charge shall be made to any Holder for any registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges pursuant to Section 2.11, 3A.08 or 9.05 in which case such transfer taxes or similar governmental charges shall be paid by the Company).

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any Series during a period beginning at the opening of the day which is 15 Business Days before the day of the mailing of a notice of redemption of Securities of such Series selected for redemption under
Section 3A.04 or 3B.01 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

          Notwithstanding any other provision of this Section 2.07, unless and until it is exchanged in whole or in part for Securities, a Global Security representing all or part of the Securities of a Series may not be transferred except as a whole by the Depository for such Series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Series or a nominee of such successor Depository.

          If at any time the Depository for any Securities of a Series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depository for such Series or if at any time the Depository for such Series shall no longer be eligible under Section 2.03, the Company shall appoint a successor Depository with respect to such Series. If a successor Depository for such Series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, or an Event of Default occurs and is continuing, the Company's election that the Securities be represented by one or more Global Securities pursuant to Section 2.02 shall no longer be effective and the Company shall deliver to the Trustee Securities of such Series executed by the Company, and with Guarantees endorsed thereon and executed by the Guarantors, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, in accordance with Section 2.03 and such Company Order, authenticate and deliver Securities of such Series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Series in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that the Securities of any Series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company shall deliver to the Trustee Securities of such Series executed by the Company, and with Guarantees endorsed thereon and executed by the Guarantors, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, in accordance with Section 2.03 and such Company Order, authenticate and deliver Securities of such Series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Series, in exchange for such Global Security or Securities.

          If specified by the Company in the Authorizing Resolutions and/or supplemental indenture (if any) relating to the Securities of a Series represented by a Global Security, the Depository for such Series may surrender such Global Security in exchange in whole or in part for Securities of the same Series on such terms as are acceptable to the Company and the Depository. Thereupon, the Company shall deliver to the Trustee Securities of such Series executed by the Company, and with Guarantees endorsed thereon and executed by the Guarantors, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, in accordance with Section
2.03 and such Company Order, authenticate and deliver, without charge,

          (1) to the Person specified by such Depository, a new Security or Securities of the same Series, in any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (2) to such Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (1) above.

          Upon the exchange of a Global Security for the Securities of a Series represented thereby, in authorized denominations, such Global Security shall be cancelled by the Trustee or an Agent of the Company or the Trustee. Securities of a Series issued in exchange for a Global Security pursuant to this Section
2.07 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an Agent of the Company or the Trustee. The Trustee or such Agent shall deliver at its office such Securities to or as directed by the Persons in whose names such Securities are so registered.

Section 2.08. Replacement Securities.

          If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of like tenor, Series and principal amount, bearing a number not assigned to any Security of the same Series then outstanding, if the Trustee's requirements are met, and the Guarantors shall execute the Guarantees endorsed on such Security. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses in replacing a Security.

          Replacement Securities and Guarantees endorsed thereon are additional obligations of the Company and the relevant Guarantor, as the case may be.

Section 2.09. Outstanding Securities.

          Securities, or Securities of any particular Series, outstanding at any time are all such Securities that have been authenticated and delivered by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to Section 2.10, a Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security.

          If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on the Maturity Date or Redemption Date money sufficient to pay Securities payable on such date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

Section 2.10. Treasury Securities.

          In determining whether the Holders of the required principal amount of Securities of any Series have concurred in any direction, waiver or consent (a) the principal amount of an Original Issue Discount Security, if any, of such Series that shall be deemed to be outstanding for such purposes shall be the amount that would be due and payable as of the date of determination upon a declaration of acceleration thereof pursuant to Section 6.02 and (b) Securities of such Series owned by the Company, a Guarantor or an Affiliate of the Company or a Guarantor shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities of such Series which the Trustee actually knows are so owned shall be so disregarded. Upon the request of the Trustee, the Company shall furnish to the Trustee an Officers' Certificate identifying all Securities of such Series, if any, known by the Company to be owned by it, a Guarantor or any Affiliate of the Company or of any Guarantor.

Section 2.11. Temporary Securities.

          Until definitive Securities of any Series are ready for delivery, the Company may prepare and execute and, upon compliance with the requirements of
Section 2.03, the Trustee shall authenticate temporary Securities of such Series, with Guarantees endorsed thereon and executed by the Guarantors. Temporary Securities of any Series shall be substantially in the form of definitive Securities of such Series but may have variations that the Company considers appropriate for temporary Securities. In the case of Securities of any Series, such temporary Securities may be in global form. Except in the case of temporary Global Securities (which shall be exchanged as otherwise provided herein or as otherwise provided in or pursuant to Authorizing Resolutions and/or a supplemental indenture, (if any), without unreasonable delay), the Company shall prepare and the Trustee shall authenticate definitive Securities for such Series in exchange for temporary Securities of such Series, with Guarantees endorsed thereon and executed by the Guarantors, in an exchange pursuant to
Section 2.07.

Section 2.12. Cancellation.

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The
Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment or cancellation or for credit against any Sinking Fund Payment in respect of such Series pursuant to Section 3B.02. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.

Section 2.13. Defaulted Interest.

          If the Company defaults in a payment of interest on the Securities of any Series, it shall pay the defaulted interest, plus any interest payable on the defaulted interest, to the extent lawful, to the Persons who are Holders of such Securities on a subsequent special record date ("Special Record Date") and such term, as used in this Section 2.13 with respect to the payment of any defaulted interest, shall mean the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the Special Record Date, the Company shall mail to each holder of such Securities a notice that states the Special Record Date, the payment date and the amount of defaulted interest to be paid.

Section 2.14. Persons Deemed Owners.

          The Company, any Guarantor, the Trustee and any Agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 2.13) interest on such Security and for all other purposes whatsoever whether or not such Security shall have matured, and none of the Company, any Guarantor, the Trustee or any Agent shall be affected by any notice to the contrary.

                                   ARTICLE 3A

                                   Redemption

Section 3A.01. Right of Redemption.

          Redeemable Securities may be redeemed otherwise than through the operation of the Sinking Fund provided for in Article 3B at the election of the Company at the times, on the conditions and at the Redemption Prices specified therein, in (or pursuant to) the Authorizing Resolutions relating thereto or in the supplemental indenture (if any) executed in connection with the issuance of such Securities to the extent provided therein, any Redemption Price to be accompanied by accrued interest to the Redemption Date.

Section 3A.02. Applicability of Article.

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision referred to in Section 3A.01, shall be made in accordance with such provision and this Article.

Section 3A.03. Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities of any Series shall be evidenced by a Board Resolution or set forth in an Officers' Certificate which states that such election has been duly authorized by all requisite corporate action on the part of the Company. The Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of the Series or the several Series, as the case may be, to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 3A.04. Selection by Trustee of Securities to be Redeemed.

          If less than all the Securities of any Series are to be redeemed, the particular Securities of such Series to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such Series not previously called for redemption on a pro rata basis or by lot, as the Trustee deems appropriate in its sole discretion. The Trustee may select for redemption portions (equal to the minimum authorized denomination of the Series or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than such minimum denomination. If the Company shall so specify, Securities held by the Company or any Guarantor or any of their respective Subsidiaries or Affiliates shall not be included in the Securities selected for redemption.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 3A.05. Notice of Redemption.

          Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) if less than all outstanding Securities of the Series are to be re deemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Securities to be redeemed;

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest thereon shall cease to accrue on and after said date;

          (5) that the  redemption  is for a Sinking  Fund, if such is the case;
and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

Section 3A.06. Deposit of Redemption Price.

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.05) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified in or pursuant to the Authorizing Resolutions or in the supplemental indenture executed in connection with the particular Series) any accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

Section 3A.07. Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price thereof and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified in or pursuant to the Authorizing Resolutions and/or in the supplemental indenture executed in connection with the particular Series, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular or Special Record Date according to their terms and the provisions of such Security and Section 2.13.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the Redemption Date at the rate borne by the Security or, in the case of Original Issue Discount Securities, at a rate equal to the Yield to Maturity thereof.

 Section 3A.08. Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for that purpose pursuant to
Section 4.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same Series, with Guarantees endorsed thereon and executed by the Guarantors, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 3B

                                  Sinking Fund

Section 3B.01. Sinking Fund Payments.

          As and for a Sinking Fund for the retirement of Sinking Fund Securities, the Company will, until all such Securities are paid or payment thereof is duly provided for, deposit in accordance with Section 3A.06, at such times and subject to such terms and conditions as shall be specified in the provisions of such Securities and the Authorizing Resolutions and/or supplemental indenture (if any) relating thereto, such amounts in cash or such other Required Currency as shall be required or permitted under such provisions in order to redeem Securities on the specified Redemption Dates at a Redemption Price equal to their principal amounts, less in each such case the amount of any credit against such payment received by the Company under Section 3B.02. Each such Sinking Fund payment shall be applied to the redemption of Securities on the specified Redemption Date as herein provided.

Section 3B.02. Satisfaction of Sinking Fund Payments with Securities.

          The Company (1) may deliver Securities of the same Series (other than any Securities of such Series previously called for redemption pursuant to the Sinking Fund or theretofore applied as a credit against a Sinking Fund payment) and (2) may apply as a credit Securities of the same Series redeemed at the election of the Company pursuant to Section 3A.01 or through the operation of the Sinking Fund in any period in excess of the minimum amount required for such period under Section 3B.01 and not theretofore applied as a credit against a Sinking Fund payment, in each case in satisfaction of all or any part of any Sinking Fund payment required to be made pursuant to Section 3B.01. Each such Security so delivered or applied shall be credited for such purpose by the Trustee at a Redemption Price equal to its principal amount or, in the case of an Original Issue Discount Security, its then accreted value, and the required amount of such Sinking Fund payment in respect of such Series shall be reduced accordingly.

Section 3B.03. Redemption of Securities for Sinking Fund.

          If in any year the Company shall elect to redeem in excess of the minimum principal amount of Securities of any Series required to be redeemed pursuant to Section 3B.01 or to satisfy all or any part of any Sinking Fund payment by delivering or crediting Securities of the same Series pursuant to
Section 3B.02, then at least 45 days prior to the date on which the Sinking Fund payment in question shall be due, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the Sinking Fund payment and the portions thereof which are to be satisfied by payment of cash or such other Required Currency, by delivery of Securities of such Series or by crediting Securities of such Series, and, at least 45 days prior to the Sinking Fund payment date (or such shorter period as shall be approved by the Trustee), will also deliver to the Trustee the Securities of such Series to be so delivered. Such Officers' Certificate shall also state that the Securities forming the basis of any such credit do not include any Securities which have been redeemed through the operation of the Sinking Fund in the minimum amount required under
Section 3B.01 or previously credited against any Sinking Fund payment. The Trustee shall, upon the receipt of such Officers' Certificate (or, if it shall not have received such an Officers' Certificate at least 45 days prior to the Sinking Fund payment date, then following such 45th day), select the Securities of such Series to be redeemed upon the next Sinking Fund payment date, in the manner specified in Section 3A.04, and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3A.05. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3A.06, 3A.07 and 3A.08.


                                    ARTICLE 4

                                    Covenants

Section 4.01. Payment of Securities.

          The Company shall pay the principal of, premium, if any, and interest on the Securities of each Series on the dates and in the manner provided in the Securities and in this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment.

          The Company shall pay interest on overdue principal at the respective rates borne by such Securities or, in the case of Original Issue Discount Securities, at rates equal to the respective Yields to Maturity thereof; it shall pay interest on overdue installments of interest at the respective rates borne by such Securities to the extent lawful.

Section 4.02. Maintenance of Office or Agency.

          Except as otherwise provided in the Authorizing Resolutions and/or supplemental indenture (if any) relating to any Series, the Company will maintain in The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect to the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of any Series or a particular Series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby initially designates the Trustee in The City of New York, as an agency of the Company in accordance with Section 2.04.

Section 4.03. Corporate Existence.

          Subject to Article 5, each of the Company and the Guarantors will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights (charter and statutory) and material franchises; provided, however, that neither the Company nor any Guarantor shall be required to preserve any such right or franchise if the Board of Directors or management of the Company or such Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, or such Guarantor and its Subsidiaries taken as a whole, as the case may be, and if the loss thereof is not, and will not be, adverse in any material respect to the Holders.

Section 4.04. Reserved.

Section 4.05. Compliance Certificate.

          The Company shall deliver to the Trustee within 90 days after the end of each fiscal quarter of the Company an Officers' Certificate stating whether or not the signers know of the existence of any Default or Event of Default by the Company or the Guarantors and whether all of the conditions and covenants of the Company and the Guarantors are being complied with regardless of any period of grace or requirement of notice provided under the Indenture. If they do know of such a Default or Event of Default, the certificate shall describe the Default or Event of Default, as the case may be, and its status. The first Officers' Certificate to be delivered pursuant to this Section 4.05 shall be for the fiscal quarter ending immediately after the Original Issue Date.

Section 4.06. SEC Reports.

          (a) The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Company also shall comply with the other provisions of Section 314(a) of the TIA.

          (b) So long as the Securities of any Series remain outstanding, the Company shall cause its annual report to stockholders and any quarterly or other financial reports furnished by it to stockholders to be mailed to the Holders of Securities outstanding at their addresses appearing in the Security Register.

Section 4.07. Waiver of Stay, Extension or Usury Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any and/or interest on the Securities of any Series as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.08. Restrictions on Liens.

          Neither the Company nor any Guarantor will incur, create, assume or otherwise become liable in respect of any Indebtedness secured by a Lien, or guarantee any Indebtedness with a guarantee which is secured by a Lien, on any Principal Domestic Property of the Company or a Guarantor, as the case may be, or any shares of stock or Indebtedness of any Significant Subsidiary, without effectively providing that the Securities of each Series (together with, if the Company or a Guarantor, as the case may be, shall so determine, any other Indebtedness of the Company or a Guarantor, as the case may be, then existing or thereafter created ranking equally with the Securities of each Series) shall be secured equally and ratably with (or, at the option of the Company or a Guarantor, as the case may be, prior to) such secured Indebtedness, so long as such secured Indebtedness shall be so secured; provided, however, that this
Section 4.08 shall not apply to Indebtedness secured by:

          (1) Liens existing on the date of this Indenture;

          (2) Liens in favor of governmental bodies to secure progress, advance or other payments;

          (3) Liens existing on property, shares of stock or Indebtedness at the time of acquisition thereof (including acquisition through lease, merger or consolidation) or Liens to secure the payment of all or any part of the purchase price thereof or the cost of construction, installation, renovation, improvement or development thereon or thereof or to secure any Indebtedness incurred prior to, at the time of, or within 360 days after the later of the acquisition, completion of such construction, installation, renovation, improvement or development or the commencement of full operation of such property or within 360 days after the acquisition of such shares or Indebtedness for the purpose of financing all or any part of the purchase price thereof;

          (4) Liens securing Indebtedness in an aggregate amount which, at the time of incurrence and together with all outstanding Attributable Debt in respect of Sale and Leaseback Transactions permitted by clause (y) of the second paragraph of Section 4.09, does not exceed 10 percent of the Consolidated Net Tangible Assets of the Company;

          (5) Liens to secure Indebtedness other than Funded Debt; and

          (6) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (1) to (5) inclusive; provided, that such extension, renewal or replacement of such Lien is limited to all or any part of the same property, shares of stock or Indebtedness that secured the Lien extended, renewed or replaced (plus improvements on such property), and that such secured Indebtedness at such time is not increased.

          If at any time the Company or a Guarantor, as the case may be, shall incur, create, assume or otherwise become liable in respect of any Indebtedness secured by a Lien, or guarantee any Indebtedness with a guarantee which is secured by a Lien, on any Principal Domestic Property of the Company or a Guarantor, as the case may be, or any shares of stock or Indebtedness of any Significant Subsidiary other than as permitted under clauses (1) through (6) of this Section 4.08, the Company or a Guarantor, as the case may be, shall promptly deliver to the Trustee (i) an Officers' Certificate stating that the covenant of the Company or a Guarantor, as the case may be, to secure the Securities equally and ratably with such secured Indebtedness pursuant to this
Section 4.08 has been complied with and (ii) an Opinion of Counsel that such covenant has been complied with and that any instruments executed by the Company or a Guarantor, as the case may be, in performance of such covenant comply with the requirements of such covenant.

Section 4.09. Restrictions on Sales and Leasebacks.

          Except as shall otherwise be permitted with respect to a Guarantor in accordance with Section 10.02, neither the Company nor any Guarantor will sell or transfer any Principal Domestic Property of the Company or a Guarantor, as the case may be, with the Company or a Guarantor, as the case may be, taking back a lease of such Principal Domestic Property of the Company or a Guarantor, as the case may be, (a "Sale and Leaseback Transaction"), unless (i) such Principal Domestic Property of the Company or a Guarantor, as the case may be, is sold within 360 days from the date of acquisition of such Principal Domestic Property of the Company or a Guarantor, as the case may be, or the date of the completion of construction or commencement of full operations on such Principal Domestic Property of the Company or a Guarantor, as the case may be, whichever is later, or (ii) the Company or a Guarantor, as the case may be, within 120 days after such sale, applies or causes to be applied to the retirement of Funded Debt of the Company or a Guarantor, as the case may be, or any Subsidiary (other than Funded Debt of the Company or a Guarantor, as the case may be, which by its terms or the terms of the instrument pursuant to which it was issued is subordinate in right of payment to the Securities of each Series) an amount not less than the greater of (A) the net proceeds of the sale of such Principal Domestic Property of the Company or a Guarantor, as the case may be, or (B) the fair value (as determined in any manner approved by the Board of Directors) of such Principal Domestic Property of the Company or a Guarantor, as the case may be.

          The provisions of this Section 4.09 shall not prevent a Sale and Leaseback Transaction (x) if the lease entered into by the Company or a Guarantor in connection therewith is for a period, including renewals, of not more than 36 months or (y) if the Company or a Guarantor, as the case may be, would, at the time of entering into such Sale and Leaseback Transaction, be entitled, without equally and ratably securing the Securities, to create or assume a Lien on such Principal Domestic Property of the Company or a Guarantor securing Indebtedness in an amount at least equal to the Attributable Debt in respect of such Sale and Leaseback Transaction pursuant to clause (4) of Section 4.08.

          This Section 4.09 shall not prevent or prohibit a transfer which results in the termination of the Guarantor's liabilities and obligations hereunder in accordance with Section 10.02.


                                    ARTICLE 5

                              Successor Corporation

Section 5.01. When the Company and the Guarantors May Merge, etc.

          Except as shall otherwise be permitted with respect to a Guarantor in accordance with Section 10.02, each of the Company and the Guarantors covenants that it shall not consolidate with or merge with or into any other Person or transfer all or substantially all of its respective properties and assets as an entirety to any Person, unless:

          (1) either the Company or a Guarantor, as the case may be, shall be the continuing Person, or the Person (if other than the Company or such Guarantor) formed by such consolidation or into which the Company or such Guarantor is merged or to which all or substantially all of the properties and assets of the Company or the properties and assets of such Guarantor as an entirety are transferred shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company or such Guarantor, as the case may be, under the Securities of each Series or the related Guarantees, as applicable, and this Indenture;

          (2) immediately before and immediately after giving effect to such transaction, no Event of Default and no Default shall have occurred and be continuing; and

          (3) the Company or the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

          This Section 5.01 shall not prevent or prohibit a Transfer which results in the termination of the Guarantor's liabilities and obligations hereunder in accordance with Section 10.02.

          Notwithstanding  the  foregoing,   any  Guarantor  or  Subsidiary  may
consolidate with, merge with or into or transfer all or part of its properties and assets to the Company or any other Guarantor or Subsidiary.

Section 5.02. Successor Corporation Substituted.

          Upon any consolidation or merger, or any transfer of all or substantially all of the properties and assets of any of the Company or the Guarantors in accordance with Section 5.01, the successor corporation formed by such consolidation or into which any of the Company or the Guarantors is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or a Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or a Guarantor herein.

                                    ARTICLE 6

                              Default and Remedies

Section 6.01. Events of Default.

          An "Event of Default" means, with respect to any Series of Securities, unless it is either inapplicable to a particular Series or it is specifically deleted or modified in the Authorizing Resolutions and/or supplemental indenture (if any) in respect of such Series, and any other events which may be specified as Events of Default in the Authorizing Resolutions and/or supplemental indenture (if any) in respect of such Series:

          (1) the default in the payment of interest on any Securities of such Series when the same becomes due and payable and the default continues for a period of 30 days;

          (2) the default in the payment of principal (or premium, if any, on) any Securities of such Series when the same becomes due and payable at its Maturity or otherwise or defaults in the deposit of any Sinking Fund installment in respect of such Series, when and as payable by the terms of Section 3B.01 hereof;

          (3) the Company or any of the Guarantors fail to comply with any of their other agreements contained in the Securities of such Series or this Indenture (other than an agreement relating exclusively to another Series of Securities) and the default continues for the period and after the notice specified below;

          (4) the Company or any of the Guarantors pursuant to or within the meaning of any Bankruptcy Law:

               (A) commences a voluntary case or proceeding,

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D) makes a general  assignment for the benefit of its creditors;
or

          (5) a court of competent jurisdiction enters an order or decree which remains unstayed and in effect for 60 days under any Bankruptcy Law that:

               (A) is for relief against the Company or any of the Guarantors in an involuntary case or proceeding,

               (B) appoints a Custodian of the Company or any of the Guarantors for all or substantially all of its properties, or

               (C) orders the liquidation of the Company or any of the Guarantors,

          the term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law; or

          (6) except as permitted by this Indenture, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor or any Person acting on behalf of such Guarantor shall deny or disaffirm its obligations under such Guarantee.

          A Default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Securities of such Series notify the Company and the Trustee, of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it ceases. Such notice shall be given by the Trustee if so requested by the Holders of at least 25% in principal amount of the Securities of such Series then outstanding.

          Subject to the provisions of Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the corporate trust office of the Trustee by the Company, the Paying Agent, any Holder or an agent of any Holder.

Section 6.02. Acceleration.

          If an Event of Default  (other than an Event of Default  specified  in
Section 6.01(4) or (5)) with respect to Securities of any Series occurs and is continuing, the Trustee may, by notice to the Company, or if the Holders of at least 25% in principal amount of such Securities of such Series then outstanding, by notice to the Company and the Trustee so request, the Trustee shall, upon the request of such Holders, declare all unpaid principal of (or, if such Securities are Original Issue Discount Securities, such portion of the principal amount as may then be payable on acceleration as provided in the terms thereof), premium, if any, and accrued but unpaid interest to the date of acceleration on all such Securities of such Series then outstanding (if not then due and payable) to be due and payable and, upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 6.01(4) or (5) occurs, all unpaid principal of (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may then be payable on acceleration as provided in the terms thereof), premium, if any, and accrued but unpaid interest on all Securities of every Series then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. Upon payment of such principal amount, premium, if any, and interest, all of the Company's obligations under such Securities of such Series and this Indenture with respect to such Securities of such Series, other than obligations under Section 7.07, shall terminate. The Holders of a majority in principal amount of the outstanding Securities of such Series then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal of the Securities of such Series which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest, premium, if any, and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and
(iv) all payments due to the Trustee and any  predecessor  Trustee under Section
7.07 have been made. Anything herein contained to the contrary notwithstanding, in the event of any acceleration pursuant to this Section 6.02, the Company shall not be obligated to pay any premium in connection with any repayment arising from an Event of Default.

Section 6.03. Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities of the Series as to which the Event of Default shall have occurred or to enforce the performance of any provision of such Securities or the Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities of the Series as to which the Event of Default shall have occurred or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

Section 6.04. Waiver of Past Defaults.

          Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the outstanding Securities of a Series by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or premium, if any, or interest on any such Security as specified in clauses (1) and (2) of
Section 6.01. When a Default or Event of Default is waived, it is cured and ceases.

Section 6.05. Control by Majority.

          The Holders of a majority in principal amount of the outstanding Securities of a Series (or, if more than one Series is affected, of all such Series voting as a single class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 6.06. Limitation on Suits.

          A Securityholder may not pursue any remedy with respect to this Indenture or the Securities of the applicable Series unless:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (2) the Holders of at least 25% in principal amount of the outstanding Securities of the Series in respect of which the Event of Default has occurred make a written request to the Trustee to pursue a remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities of such Series do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

          A Holder of Securities of any Series may not use this Indenture to prejudice the rights of any other Holders of Securities of that Series or to obtain a preference or priority over any other Holders of Securities of that Series.

Section 6.07. Rights of Holders to Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and premium, if any, and interest on the Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08. Collection Suit by Trustee.

          If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities of the Series in respect of which the Event of Default has occurred for the whole amount of principal, premium, if any, and accrued interest remaining unpaid, together with interest overdue on principal or, in the case of Original Issue Discount Securities, the then accreted value, and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by such Securities or, in the case of Original Issue Discount Securities, at a rate equal to the Yield to Maturity thereof, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09. Trustee May File Proofs of Claim.

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.10. Priorities.

          If the Trustee collects any money or property pursuant to this Article 6 with respect to Securities of a Series, it shall pay out the money or property in the following order:

          First: to the Trustee for amounts due under Section 7.07;

          Second: to Holders for amounts due and unpaid on the Securities of such Series in respect of which monies have been collected for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

          Third: to the Company.

          The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

Section 6.11. Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by any Holder or a group of Holders of more than 10% in principal amount of the outstanding Securities of all Series (or, if the matter in issue does not relate to all Series of Securities, then the Holders of 10% in principal amount of the outstanding Securities of all Series to which such issue relates) (treated as a single class)).


                                    ARTICLE 7

                                     Trustee

Section 7.01. Duties of Trustee.

          (a) The Trustee, except during the continuance of an Event of Default known to it pursuant to Section 6.01, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default known to the Trustee pursuant to Section 6.01 has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default known to the Trustee pursuant to Section 6.01:

               (1)  the  Trustee   need   perform   only  those  duties  as  are
specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee;

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraphs (a) and (b) of this Section 7.01;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company in writing. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02. Rights of Trustee.

          Subject to Section 7.01:

          (a) the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person; the Trustee need not investigate any fact or matter stated in the document;

          (b) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 11.05; the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion;

          (c) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;

          (d) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers;

          (e) the Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel; and

          (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Holders, including, without limitation, the duties, rights and powers specified in Section 6.02 hereof, unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or action.

          (g) Except with respect to Section 6.01(1) and Section 6.01(2), the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article 4. In addition, the Trustee shall not be deemed to have knowledge of an Event of Default except (1) any Event of Default occurring pursuant to Section 6.01(1) and Section 6.01(2) or (2) any Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

Section 7.03. Individual Rights of Trustee.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections
7.10 and 7.11.

Section 7.04. Trustee's Disclaimer.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities of any Series, it shall not be accountable for the recitals contained in this Indenture or for the Company's use of the proceeds from the Securities of any Series, and it shall not be responsible for any statement in the Securities of any Series, or in any prospectus used to sell the Securities of any Series, other than its certificate of authentication.

Section 7.05. Notice of Defaults.

          If a Default or an Event of Default occurs and is continuing with respect of any Series of Securities, and if it is actually known to the Trustee pursuant to Section 6.01 hereof, the Trustee shall mail to each Holder of the Securities of such Series notice of the Default or Event of Default within 75 days after it occurs. Except in the case of a Default or an Event of Default in payment of principal of, premium, if any, or interest on any Security or in the payment of any Sinking Fund installment, the Trustee may withhold such notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

Section 7.06. Reports by Trustee to Holders.

          The Trustee shall transmit to the Holder such reports concerning, among other things, the Trustee and its action under this Indenture as may be required pursuant to the TIA at the time and in compliance with Section 313(a) of the TIA. The Trustee also shall comply with Sections 313(b)(2) and 313(c) of the TIA.

          A  copy  of  each  such   report  at  the  time  of  its   mailing  to
Securityholders shall be filed with the SEC and each stock exchange, if any, on which the Securities of any Series are listed.

          The Company shall notify the Trustee if the Securities of any Series become listed on any stock exchange.

Section 7.07. Compensation and Indemnity.

          The Company shall pay to the Trustee from time to time such compensation as shall be agreed upon in writing by the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability incurred by it in connection with the administration of this trust and its duties hereunder, including the reasonable expenses of defending itself against any claim of liability arising hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

          To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities of each Series on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, premium, if any, or interest on particular Securities.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08. Replacement of Trustee.

          The Trustee may resign by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities of all Series (voting as a single class) may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent. Pursuant to a Company Order, the Company may remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

         (4)      the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities of all Series (voting as a single class) may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 7.07, all property and documentation held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities of all Series (voting as a single class) may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA (S) 310(a)(5).

          Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

Section 7.09. Successor Trustee by Merger, etc.

          If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

Section 7.10. Eligibility; Disqualification.

          This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the TIA. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the TIA, including the provision permitted by the second sentence of
Section 310(b) of the TIA.

Section 7.11. Preferential Collection of Claims Against Company.

          The Trustee shall comply with Section 311(a) of the TIA, excluding from the operation of Section 311(a) of the TIA any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated.

                                    ARTICLE 8

           Defeasance, Covenant Defeasance, Satisfaction and Discharge

Section 8.01. Applicability of Article; Company's Option to Effect Defeasance or
              Covenant Defeasance.

          If pursuant to Section  2.02  provision  is made for either or both of
(a) defeasance of the Securities of any Series under Section 8.02 or (b) covenant defeasance of the Securities of any Series under Section 8.03 to apply to such Securities, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Eight, shall be applicable to the Securities and the Company may at its option, at any time, with respect to the Securities, elect to have either Section 8.02 (if applicable) or Section 8.03 (if applicable) be applied to the outstanding Securities upon compliance with the conditions set forth below in this Article Eight.

Section 8.02. Defeasance and Discharge.

          Upon the Company's exercise of the above option applicable to this Section, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to the outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "Defeasance").

          For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities and the Company and the Guarantors shall be deemed to have satisfied all their respective obligations under the Securities and the Guarantees and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

          (a) the rights of Holders of outstanding Securities to receive, solely from the trust fund described in Section 8.04 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such outstanding Securities when such payments are due;

          (b) the Company's obligations with respect to such Securities under Sections 2.07, 2.08, 4.02 and 7.07;

          (c) the rights, powers, trusts, duties and immunities and other provisions in respect of the Trustee hereunder; and

          (d) this Article Eight.

          Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 with respect to the Securities of any Series.

Section 8.03. Covenant Defeasance.

          Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 4.03, 4.06, 4.08, 4.09 and 5.01, and Sections 4.05 and 6.01(3) (as they relate to Sections 4.03, 4.06, 4.08, 4.09 and 5.01) with respect to the outstanding Securities of any Series on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance").

          For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities of any Series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Following a Covenant Defeasance, payment of such Securities may not be accelerated because of an Event of Default specified above in this Section 8.03.

Section 8.04. Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to application of either Section
8.02 or Section 8.03 to the outstanding Securities of any Series:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of any Series (1) in the case of Securities of any Series denominated in U.S. dollars, (A) an amount of cash, or (B) direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged, including, but not limited to, depository receipts issued by a bank as custodian with respect to any such security held by the custodian for the benefit of the holder of such depository receipt ("U.S. Government Obligations"), which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, within two weeks of the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants approved by the trustee in the exercise of reasonable care expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and each installment of interest on such Securities on their respective Stated Maturities in accordance with the terms of this Indenture and of such Securities, or (2) in the case of Securities of any Series denominated in currency other than U.S. dollars, an amount of Required Currency sufficient to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and each installment of interest on such Securities on their respective Stated Maturities in accordance with the terms of this Indenture and of such Securities. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of any Securities of such Series at a future date in accordance with any redemption provisions relating to such Securities, which shall be given effect in applying the foregoing.

          (b) No Event of Default or event with which notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (c) Such Defeasance or Covenant Defeasance shall not cause the Trustee for the Securities to have a conflicting interest for purposes of the TIA with respect to any Securities of the Company.

          (d) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

          (e) Such Defeasance or Covenant Defeasance shall not cause any Securities of such Series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

          (f) In the case of an election under Section 8.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities of such Series will not recognize gain or loss for federal income tax purposes as a result defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (g) In the case of an election under Section 8.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (h) Such Defeasance or Covenant Defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 2.02.

          (i) The  Company  shall have  delivered  to the  Trustee an  Officers'
Certificate or an Opinion of Counsel, stating that all conditions precedent provided for in the Indenture relating to either the Defeasance under Section
8.02 or the Covenant Defeasance under Section 8.03 (as the case may be) have been complied with.

Section 8.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

          All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.04 in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, if any, and interest but such money need not be segregated, from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of the Outstanding Securities.

          Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company
Request  any money or U.S.  Government  Obligations  held by it as  provided  in
Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants approved by the trustee in the exercise of reasonable care expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

Section 8.06. Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect with respect to the Securities specified in such Company Request (except as to rights of registration of transfer or exchange of Securities herein expressly provided for, and the Trustee on receipt of the Company Request, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (a) either

          (i) all Securities theretofore authenticated and delivered (other than Securities which have been mutilated, destroyed, lost or stolen and which have been replaced as provided in Section 2.08 or paid) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation:

               (A) have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year, or

               (C) if redeemable at the option of the Company are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit or, in the case of Securities which have become due and payable, to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate or an Opinion of Counsel, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities, the obligations of the Company to the Trustee under
Section 7.07, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, and the obligations of the Company under Sections 2.07, 2.08, 2.11 and 4.02 shall survive such satisfaction and discharge.

Section 8.07. Application of Trust Money.

          All funds and U.S. Government Obligations deposited with the Trustee pursuant to Article Eight shall be held in trust and applied by it, in accordance with the provisions of the Securities for which such deposit was made and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee; but such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

Section 8.08. Repayment to Company.

          Subject to Section 8.05, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money held by them at any time. Subject to the provisions of applicable law, the Trustee and the Paying
Agent shall pay to the Company upon request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years; provided, however, the Trustee or such Paying Agent before being required to make any payment may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that, after a date specified therein which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, the Trustee shall be released from all further liability with respect to such money and Securityholders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 8.09. Reinstatement.

          If the Trustee or Paying Agent is unable to apply any cash, U.S. Government Obligations or the Required Currency, as the case may be, in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture (with respect to the applicable Series) and the Securities of the applicable Series shall be revived and reinstated as though no deposit had occurred until such time as the Trustee or Paying Agent is permitted to apply all such cash, U.S. Government Obligations and Required Currency, as the case may be, in accordance with this Article 8; provided, however, that if the Company or any of the Guarantors has made any payment of interest or premium, if any, on or principal of any Securities of any Series because of the reinstatement of its obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the cash, U.S. Government Obligations or the Required Currency, as the case may be, held by the Trustee or Paying Agent.


                                    ARTICLE 9

                       Amendments, Supplements and Waivers

Section 9.01. Without Consent of Holders.

          The Company and the Guarantors, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities of any Series without notice to or consent of any Securityholder:

          (1) to cure any ambiguity, defect or inconsistency;

          (2) to comply with Article 5;

          (3)  to  provide  for   uncertificated   Securities   in  addition  to
certificated Securities;

          (4) to secure the Securities in connection with Section 4.08;

          (5) to make any change that does not adversely affect the rights of any Securityholder of such Series;

          (6) to provide for the issuance and the terms of any particular Series of Securities and the Guarantees, the rights and obligations of the Company, the Guarantors and the Holders of the Securities of such Series, the form or forms of the Securities of such Series and such other matters in connection therewith as the Board of Directors of the Company and the Guarantees shall authorize, including, without limitation, provisions for (a) additional or different covenants, restrictions or conditions applicable to such Series, (b) additional or different Events of Default in respect of such Series, (c) a longer or shorter period of grace and/or notice in respect of any provision applicable to such Series than is provided in Section 6.01, (d) immediate enforcement of any Event of Default in respect of such Series or (e) limitations upon the remedies available in respect of any Events of Default in respect of such Series or upon the rights of the holders of Securities of such Series to waive any such Event of Default; provided, that this paragraph (6) shall not be deemed to require the execution of a supplemental indenture to provide for the issuance of any Series of Securities unless the same shall be provided for in the Authorizing Resolutions relating thereto; or

          (7) to provide for a separate Trustee for one or more Series.

Section 9.02. With Consent of Holders.

          Subject to Section 6.07, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of all Series affected thereby (voting as a single class), the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee may amend or supplement this Indenture or such Securities without notice to any Securityholder. Subject to Section 6.07, the Holders of a majority in principal amount of the outstanding Securities of all Series affected thereby (voting as a single class) may waive compliance by the Company and the Guarantors with any provision of this Indenture or such Securities without notice to any Securityholder; provided, that, only the Holders of a majority in principal amount of the outstanding Securities of a particular Series may waive compliance with a provision of this Indenture or the Securities of such Series having applicability solely to such Series. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

          (1) reduce the amount of Securities of such Series or all Series (voting as a single class), as the case may be, whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate (or change the manner of calculation of the rate) or change the Stated Maturity for payment of interest on any Security;

          (3) reduce the principal of or any premium payable at Maturity or change the Stated Maturity for payment of the principal of any Security;

          (4) waive a Default in the payment of the principal of or premium, if any, or interest on any Security;

          (5) make any changes in Section 6.04, 6.07 or the third sentence of this Section 9.02;

          (6) make any Security payable in a currency other than that stated in the Security;

          (7) impair the Holders' right to institute suit to enforce payment in respect of the Securities on or after the due date for such payment; or

          (8) release any Guarantor from its obligations under its Guarantee.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular Series of Securities, or which modifies the rights of the Holders of Securities of such Series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Securities of any other Series.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03. Compliance with Trust Indenture Act.

          Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section 9.04. Revocation and Effect of Consents.

          Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of such Security or portion of such Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke in writing the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the written notice of revocation before the date the amendment, supplement or waiver becomes effective.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver which shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder of a Security of such Series, unless it makes a change described in any of clauses (1) through (6) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security of the same Series that evidences the same debt as the consenting Holder's Security.

Section 9.05. Notation On or Exchange of Securities.

          If an amendment, supplement or waiver changes the terms of a Security or Guarantee, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security and Guarantee about the changed terms and return it to the Holder.
Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security of the same Series that reflects the changed terms.

Section 9.06. Trustee to Sign Amendments, etc.

          The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this
Article 9 is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


                                   ARTICLE 10

                             Guarantee of Securities

Section 10.01. Unconditional Guarantee.

          For good and valuable consideration receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Guarantors hereby unconditionally and jointly and severally guarantee to each Holder of a Security of any series, authenticated and delivered by the Trustee, upon which this guarantee (the "Guarantee") is endorsed, the due and punctual payment of the principal of, sinking fund payment, if any, premium, if any, and interest on, and any Redemption Price with respect to such Security, when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration or redemption or otherwise, in accordance with the terms of such Security and of this Indenture.

          The Guarantors agree to determine, at least one Business Day prior to the date upon which a payment of principal of, sinking fund payment, if any, premium, if any, and interest on said Security, and any Redemption Price with respect to such Security, is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company to punctually pay any such principal of, sinking fund payment, if any, premium, if any, and interest on, and any Redemption Price with respect to, such Security, the Guarantors hereby agree to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration or redemption, or otherwise, and as if such payment were made by the Company.

          The Guarantors hereby agree that their obligations hereunder shall be as principal and not merely as surety, and shall be unconditional, irrevocable, and absolute, irrespective of, and shall be unaffected by, any invalidity, irregularity, or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto (unless the same shall also be provided to the Guarantors), by the Holder of such Security or the Trustee with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or of a guarantor. The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby, and all demands whatsoever and covenants that no Guarantee will be discharged except by payment in full of the principal, premium, if any, and interest on, and any Redemption Price with respect to, the Securities and the complete performance of the obligations contained in such Security, the Guarantee and this Indenture.

          The Guarantors shall be subrogated to all rights of the Holder of any Security against the Company in respect of all amounts paid to such Holder by the Guarantors pursuant to the provisions of the Guarantee; provided, however, that the Guarantors shall not, without the consent of the Holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on, and any Redemption Price with respect to all Securities shall have been paid in full or payment thereof shall have been provided for and all other obligations contained in the Securities and this Indenture shall have been performed. If any amount shall be paid to any Guarantor in violation of the preceding sentence and all amounts payable in respect of the Securities shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied upon such amounts. Each Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Securities pursuant to this Indenture.

          Notwithstanding anything to the contrary contained herein, if following any payment of principal, premium, if any, sinking fund payment, Redemption Price or interest by the Company on the Securities to the Holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is returned by such Holder to such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantors hereunder shall remain in full force and effect.

          Notwithstanding anything to the contrary contained herein, each Guarantee shall be, and hereby is, limited to the maximum amount that can be guaranteed by the applicable Guarantor without rendering such Guarantee, as it relates to such Guarantor, voidable under any applicable law relating to fraudulent conveyance, fraudulent transfer or similar laws affecting the rights of creditors generally.

          The Guarantee set forth in this Article is intended for the benefit of the Trustee and each of the Holders of Securities and shall be enforceable by such Trustee and such Holders.

          The Guarantee set forth in this Article shall be governed by the laws of the State of Indiana.

Section 10.02.  Disposition of a Guarantor.

          Anything herein to the contrary notwithstanding, if the Company transfers, or causes the transfer of, all or substantially all of the voting capital stock or properties and assets of any Guarantor as an entirety to any Person other than the Company, or a Subsidiary of the Company (including a Guarantor) whether by merger, consolidation, sale or other transfer (the
"Transfer"), all obligations and liabilities of such Guarantor under this Indenture and the Guarantee shall terminate upon the consummation of such Transfer and the Guarantor shall have no further liability or obligation with respect hereto provided that:

          (1) the Guarantor shall have fully repaid to the Company and the other Guarantors prior to, or simultaneously with, the consummation of the Transfer all of the Indebtedness owing to the Company or the other Guarantors (including principal, sinking fund payments, if any, interest accrued to the date of consummation of the Transfer, premium, if any, thereon and any other amounts due and payable with respect to such Indebtedness);

          (2) Standard & Poor's Ratings Service (or an equivalent rating agency) has confirmed that the long term credit rating of the Company will not fall below BBB- (or the equivalent) as a result of the Transfer and Moody's Investors Service, Inc. (or an equivalent rating agency) has confirmed the long term credit rating of the Company will not fall below Baa3 (or its equivalent) as a result of the Transfer; and

          (3) immediately before and immediately after giving effect to such transaction no Event of Default and no Default with respect to the Securities shall have occurred and be continuing.
f
Section 10.03. Execution of Guarantee

          To evidence their Guarantee to the Holders specified in Section 10.01, the Guarantors hereby agree to execute the Guarantee in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantors in a manner identical to that prescribed in Section 2.03 of the Indenture relating to the execution, authentication, delivery and dating of such Securities prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantors.

          The Guarantee set forth in this Article shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee.

          The Issuer may elect in its sole discretion to cause any subsequent Subsidiary of the Company to fully and unconditionally guarantee the due and punctual payment of the Principal of, premium, if any, and interest on and any other amounts payable under the Securities, when and if the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, upon redemption, or otherwise, by execution of an indenture supplemental hereto that adds such Subsidiary as a subsequent Guarantor (each a "Subsequent Guarantor"); provided, however, that if a subsequent Subsidiary of the Company guarantees other Indebtedness of the Company, such subsequent Subsidiary will be required to be a Subsequent Guarantor.

          Anything herein to the contrary not withstanding, by the execution of a supplemental indenture by any Subsequent Guarantor and subject to Section
10.02 , the Guarantee of each such Guarantor in respect of such Securities shall be set forth in Section 10.01 and shall be effective for all purposes upon authentication of such Security by or on behalf of the Trustee, regardless of whether such authentication occurs prior to a Subsequent Guarantor's execution of the required supplemental indenture.


                                   ARTICLE 11

                                  Miscellaneous

Section 11.01. Trust Indenture Act Controls.

          If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 11.02. Notices.

          Any notice or communication shall be sufficiently given if in writing and delivered in Person or mailed by first-class mail addressed as follows:

          if to the Company:

                        Vectren Utility Holdings, Inc.
                        20 N.W. Fourth Street
                        Evansville, IN 47708
                        Attention:  Secretary

          if to the Guarantors:

                        Indiana Gas Company, Inc.
                        20 N.W. Fourth Street
                        Evansville, IN 47708
                        Attention:  Secretary

                        Southern Indiana Gas and Electric Company
                        20 N.W. Fourth Street
                        Evansville, IN 47708
                        Attention:  Secretary

                        Vectren Energy Delivery of Ohio, Inc.
                        20 N.W. Fourth Street
                        Evansville, IN 47708
                        Attention:  Secretary

          if to the Trustee:

                        U.S. Bank Trust National Association
                        180 East Fifth Street, Suite 200
                        St. Paul, Minnesota  55101
                        Attention:  Richard Prokosch


          The Company, any of the Guarantors or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to him at his address as it appears on the Security Register and shall be sufficiently given to him if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 11.03. Communications by Holders With Other Holders.

          Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities of an applicable Series. The Company, the Guarantors, the Trustee, the Registrar and any other Person shall have the protection of Section 312(c) of the TIA.

Section 11.04. Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Company or the Guarantors to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 11.05. Statements Required in Certificate or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.05, shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

Section 11.06. Rules by Trustee, Paying Agent, Registrar.

          The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

Section 11.07. Legal Holidays.

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. The foregoing may be modified and amended in or pursuant to the Authorizing Resolutions and/or a supplemental indenture relating to the execution of the Securities of any Series.

Section 11.08. Governing Law.

          THE LAWS OF THE STATE OF INDIANA SHALL GOVERN THIS INDENTURE AND THE SECURITIES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 11.09. No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, the Guarantors or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.10. No Recourse Against Others.

          A director, officer, employee or stockholder, as such, of the Company or any of the Guarantors shall not have any liability for any obligations of the Company or any of the Guarantors under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability.

Section 11.11. Successors.

          All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

Section 11.12. Duplicate Originals.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 11.13. Separability.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

Section 11.14. Action of Holders when Securities are Denominated in Different Currencies.

          Whenever any action is to be taken hereunder by the Holders of two or more Series of Securities denominated in different currencies, then, for the purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a currency other than United States dollars shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange for such currency as determined by the Company or by an authorized exchange rate agent and evidenced to the Trustee by an Officers' Certificate as of the date the taking of such action by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee. An exchange rate agent may be authorized in advance or from time to time by the Company, and may be the Trustee or its Affiliate. Any such determination by the Company or by any such exchange rate agent shall be conclusive and binding on all Holders and the Trustee, and neither the Company nor such exchange rate agent shall be liable therefor in the absence of bad faith.

Section 11.15. Monies of Different Currencies to be Segregated.

          The Trustee shall segregate monies, funds, and accounts held by the Trustee hereunder in one currency from any monies, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

Section 11.16. Payment to be in Proper Currency.

          Each reference in any Security, or in the Authorizing Resolutions and/or supplemental indenture, if any, relating thereto, to any currency shall be of the essence. In the case of any Security denominated in any currency (the "Required Currency") other than United States dollars, except as otherwise provided therein or in the related Authorizing Resolutions and/or supplemental indenture, if any, the obligation of the Company to make any payment of principal of, premium, if any, or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency. The costs and risks of any such exchange, including without limitations, the risks of delay and exchange rate fluctuation, shall be borne by the Company; the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

                                   SIGNATURES

          In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                       VECTREN UTILITY HOLDINGS, INC., as Issuer




                                       By:
                                          --------------------------------------

Attest:
       -------------------------

                                       INDIANA GAS COMPANY, INC., as Guarantor




                                       By:
                                          --------------------------------------
Attest:
       -------------------------
                                       SOUTHERN INDIANA GAS AND ELECTRIC
                                            COMPANY,  as Guarantor




                                       By:
                                          --------------------------------------
Attest:
       -------------------------

                                       VECTREN ENERGY DELIVERY OF OHIO, INC.,
                                           as Guarantor




                                       By:
                                          --------------------------------------
Attest:
       -------------------------

                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                            as Trustee




                                       By:
                                          --------------------------------------
Attest:
       -------------------------